UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):       June 18, 2007 (June 13, 2007)

ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)

(614) 283-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Approval of Incentive Compensation Performance Plan
     At the Annual Meeting of Stockholders held on June 13, 2007 (the “2007 Annual Meeting”), the stockholders of Abercrombie & Fitch Co. (the “Registrant”) approved the Abercrombie & Fitch Co. Incentive Compensation Performance Plan (the “Incentive Plan”). The Incentive Plan is a cash-based incentive plan that will allow the Registrant to grant awards that are intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
     The Incentive Plan is administered by the Compensation Committee of the Board of Directors of the Registrant. The Compensation Committee will select those key executives of the Registrant with significant operating and financial responsibility and who are likely to be “covered employees” (within the meaning of Code Section 162(m)) for the relevant fiscal year, to be eligible to earn seasonal or annual cash incentive compensation payments to be paid under the Incentive Plan. In addition, all associates of the Registrant selected to participate for a given fiscal year will be eligible to earn seasonal or annual cash incentive compensation under the Incentive Plan.
     In respect of each Spring and/or Fall selling season or fiscal year, the Compensation Committee may establish performance goals for the Registrant as described in the Incentive Plan. Annual incentive compensation targets may be established for eligible executives ranging from 5% to 150% of base salary. Executives may earn their target incentive compensation if the pre-established performance goals are achieved. The target incentive compensation percentage for each executive will be based on the level and functional responsibility of his or her position, size of the business for which the executive is responsible and competitive practices. The amount of incentive compensation paid to participating executives may range from zero to double their targets, based upon the extent to which performance goals are achieved or exceeded. The maximum dollar amount to be paid for any year under the Incentive Plan to any participant may not exceed $5,000,000.
     A description of the material terms of the Incentive Plan, including the performance goals which may be applied under the Incentive Plan, was included in the Registrant’s definitive Proxy Statement, dated May 10, 2007 (the “2007 Proxy Statement”), filed with the Securities and Exchange Commission on May 10, 2007, under the caption “PROPOSAL TO APPROVE THE ABERCROMBIE & FITCH CO. INCENTIVE COMPENSATION PERFORMANCE PLAN,” which description is incorporated herein by reference. The foregoing description of the Incentive Plan is qualified in its entirety by reference to the actual terms of the Incentive Plan, which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Approval of 2007 Long-Term Incentive Plan
     Also at the 2007 Annual Meeting, the stockholders of the Registrant approved the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan (the “2007 Plan”). The 2007 Plan is an equity-based incentive plan that will allow the Registrant to grant awards that will comply with the requirements of Section 162(m) of the Code. The 2007 Plan is administered by the Compensation Committee. The Compensation Committee has the power in its discretion to grant awards under the 2007 Plan and determine the terms thereof. Eligibility to participate in the 2007 Plan is generally limited to an associate of the Registrant or any subsidiary or affiliate.
     The 2007 Plan provides for awards during the term of the 2007 Plan with respect to a maximum of 5,000,000 shares of the Registrant’s Class A Common Stock, $0.01 par value (the “Common Stock”). The number and class of shares available under the 2007 Plan and/or subject to outstanding awards may be equitably adjusted by the Compensation Committee in the event of various changes in the capitalization of the Registrant.
     Under the 2007 Plan, the Compensation Committee may grant awards to participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) incentive stock options; (ii) nonstatutory stock options; (iii) Common Stock-settled stock appreciation rights (“SARs”); and (iv) restricted stock and restricted stock units. No associate may be granted in any calendar year an award covering more than 2,000,000 shares of the Registrant’s Common Stock (plus any portion of such limit that was unused as of the end of the previous year). This limit is applied separately to each different type of award under the 2007 Plan.
     If the Compensation Committee specifies that any grant of restricted stock or restricted stock units is intended to qualify as “performance-based compensation” under Code Section 162(m), the grant, issuance, vesting and/or settlement of such award will be contingent upon the achievement of a pre-established performance goal in accordance with Code Section 162(m) and the related regulations, as described in the 2007 Plan.
     Unless earlier terminated by the Registrant’s Board of Directors, the authority of the Compensation Committee to make grants under the 2007 Plan will terminate on the date that is ten years after the latest date upon which stockholders of the Registrant have approved the 2007 Plan.
     A description of the material terms of the 2007 Plan was included in the Registrant’s 2007 Proxy Statement, under the caption “PROPOSAL TO APPROVE ADOPTION OF THE ABERCROMBIE & FITCH CO. 2007 LONG-TERM INCENTIVE PLAN,” which description is incorporated herein by reference. The foregoing description of the 2007 Plan is qualified in its entirety by reference to the actual terms of the 2007 Plan, which is filed with this Current Report on Form 8-K as Exhibit 10.2.

Item 8.01. Other Events.
Election of Directors at 2007 Annual Meeting and Continuing Directors
     At the 2007 Annual Meeting, each of John A. Golden and Edward F. Limato was elected by the Registrant’s stockholders as a director of the Registrant to serve for a three-year term expiring at the Annual Meeting of Stockholders in 2010.
     The directors of the Registrant whose terms of office continue until the 2008 Annual Meeting of Stockholders are: Russell M. Gertmenian; Archie M. Griffin; and Allan A. Tuttle.
     The directors of the Registrant whose terms of office continue until the 2009 Annual Meeting of Stockholders are: James B. Bachmann; Lauren J. Brisky; Michael S. Jeffries; and John W. Kessler.
Ratification by Stockholders of Appointment of PricewaterhouseCoopers LLP
     At the 2007 Annual Meeting, the stockholders of the Registrant ratified the appointment of PricewaterhouseCoopers LLP as the Registrant’s registered public accounting firm for the fiscal year ending February 2, 2008.
Appointment of Committee Members
     At the Annual Meeting of the Registrant’s Board of Directors held on June 13, 2007, upon the recommendation of the Nominating and Board Governance Committee, the Registrant’s Board made the following appointments of members to serve on the committees of the Board:
•	Executive Committee — Michael S. Jeffries (Chair); Russell M. Gertmenian; and John A. Golden

•	Audit Committee — James B. Bachmann (Chair); Lauren J. Brisky; John A. Golden; and Allan A. Tuttle.

•	Compensation Committee — Lauren J. Brisky (Chair); Edward F. Limato; and John W. Kessler

•	Nominating and Board Governance Committee — John A. Golden (Chair); Archie M. Griffin; and John W. Kessler
Item 9.01. Financial Statements and Exhibits.
     (a) through (c) Not applicable.
     (d) Exhibits:
     The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Abercrombie & Fitch Co. Incentive Compensation Performance Plan
10.2	Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: June 18, 2007	By:	/s/ Michael W. Kramer

Michael W. Kramer Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated June 18, 2007
Abercrombie & Fitch Co.

Exhibit No.	Description

10.1	Abercrombie & Fitch Co. Incentive Compensation Performance Plan
10.2	Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan